Supplement to the current prospectus

Effective January 1, 2007, the section entitled "Class B and Class C Sales Charge Waivers or Reductions - Systematic Withdrawal Plan" or "Class B/529B and Class C/529C Sales Charge Waivers or Reductions - Systematic Withdrawal Plan" [for funds that offer class 529B and class 529C shares] or "Sales Charges and Waivers or Reductions - Sales Charge Waivers or Reductions - Systematic Withdrawal Plan" is restated as follows:

Systematic Withdrawal Plan. If you have an account balance of at least $5,000 in your account in the fund, you may elect to receive (or designate someone else to receive) regular periodic payments (of at least $50 if by check) through an automatic redemption of Class A, Class B, Class C, Class 529A, Class 529B or Class 529C shares. For Class B, Class C, Class 529B, and Class 529C shares, you may incur a CDSC when Class B, Class C, Class 529B, or Class 529C shares are redeemed under the plan (or plans if more than one plan is established) if amounts greater than 10% of the value of your account is withdrawn under the plan(s) in any one year (with respect to Class B and Class 529B shares, determined at the time of your first withdrawal under the plan(s) or January 1, 2007, whichever is later and reset annually thereafter and with respect to Class C and Class 529 C shares, determined at the time the plan is established). For Class A shares, you may incur a CDSC when Class A shares are redeemed under this plan.

Effective January 1, 2007, the section entitled "How to Purchase, Exchange and Redeem Shares - How to Redeem Shares - Redeeming Directly Through MFSC - Systematic Withdrawal Plan" is restated as follows:

Systematic Withdrawal Plan. If you have an account balance of at least $5,000 in your account in the fund, you may elect to receive (or designate someone else to receive) regular periodic payments (of at least $50 if by check) through an automatic redemption of Class A, Class B, Class C, Class 529A, Class 529B or Class 529C shares. For Class B, Class C, Class 529B, and Class 529C shares, you may incur a CDSC when Class B, Class C, Class 529B, or Class 529C shares are

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redeemed  under  the plan (or  plans if more  than one plan is  established)  if amounts greater than 10% of the value of your account is withdrawn under the plan(s) in any one year (with respect to Class B and Class 529B shares, determined at the time of your first withdrawal under the plan(s) or January 1, 2007, whichever is later and reset annually thereafter and with respect to Class C and Class 529 C shares, determined at the time the plan is established). For Class A shares, you may incur a CDSC when Class A shares are redeemed under this plan.

The sections under either the heading "How to Purchase, Exchange and Redeem Shares - Other Considerations" up to, but not including "Redemption Fee" or under the heading "How to Purchase, Redeem And Exchange Shares - Other Considerations - Frequent Trading" are replaced in their entirety by the following:

Right to Reject or Restrict Purchase and Exchange Orders. The Board of Trustees of the MFS funds have adopted the purchase and exchange limitation policies described below, which they believe are reasonably designed to discourage frequent fund share transactions. MFS seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures approved by the Board of Trustees. The MFS funds may alter its policies at any time without notice to shareholders.

Purchase and Exchange Limitation Policies. The MFS funds reserve the right to restrict, reject, or cancel (with respect to cancellations, within one business day of the order), without any prior notice, any purchase or exchange order, including transactions believed to represent frequent trading activity. For example, the MFS funds or their agents may in their discretion restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio, increase costs to the fund, dilute the value of an investment in the fund to long-term shareholders, or otherwise not be in the fund's best

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interests.   This  policy  also   applies  to   transactions   accepted  by  any
shareholder's financial intermediary. In the event that the MFS funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for one business day the processing of exchange requests in the event that, in the funds' or their agents' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period.

Specific Exchange and Purchase Limitation Policies. The MFS funds, through their agents, will undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes two exchanges (provided that each transaction exceeds $5,000 in value) out of an account in an MFS fund during a calendar quarter. This policy does not apply to exchanges:

o out of the MFS money market funds; however, as noted above, the MFS funds may restrict, reject, or cancel any purchase or exchange order if the funds or their agents determine that accepting the order could interfere with efficient management of a fund's portfolio or otherwise not be in the fund's best interest; and

o initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/ acquisitions/liquidations).

In addition, the funds and their agents may make exceptions to this policy if, in their judgment, the transaction does not represent frequent trading activity or interfere with the efficient management of a fund's portfolio, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.

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Exchanges  made on the same day in the same account are  aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who on the same day exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value).

Limitations on the Ability to Detect And Curtail Frequent Trading Practices. Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds and their agents to prevent frequent trading, there is no assurance that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail frequent trading practices may also be limited by operational systems and technological limitations.

In addition, the MFS funds receive purchase, exchange, and redemption orders through financial intermediaries and the MFS funds and their agents cannot always identify or reasonably detect frequent trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as brokers, retirement and 529 plans, investment advisers, and variable insurance products. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to a fund. The MFS funds' ability to impose these limitations on shares held through financial intermediaries is dependent upon the receipt of information necessary to identify transactions by the underlying investors and the financial intermediary's cooperation in implementing this policy. Accordingly, depending upon the composition of a fund's shareholder accounts and in light of efforts made by certain shareholders to evade these limitations, the MFS funds and their agents may not be in a position to monitor and enforce these limitations with respect to a significant percentage of a fund's shareholders. You should consult your financial intermediary

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regarding  the  application  of these  limitations  and whether  your  financial intermediary imposes any additional or different limitations.

Frequent Trading Risks. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, may result in increased transaction and administrative costs, and may adversely impact the fund's performance.

In addition, to the extent that fund invests in foreign securities, the interests of long-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the time the fund determines its net asset value. The fund's use of fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the fund's fair valuation policies and procedures will prevent dilution of the fund's net asset value by short-term traders.

To the extent that a fund invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the fund's investments. Such short-term trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in more frequently traded or liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

                 The date of this Supplement is January 1, 2007.